Government Select Series

Supplement to Prospectus and

Statement of Additional Information

Dated October 28, 2020

IMPORTANT NOTICE REGARDING PROPOSED FUND REORGANIZATION AND PROPOSED CHANGE IN CONTROL OF PFM ASSET MANAGEMENT LLC

At a meeting held on August 31, 2021, the Board of Trustees (the "Board") of PFM Funds (the "Trust") approved, subject to shareholder approval, a proposed reorganization (the "Reorganization") of the Government Select Series (the "Portfolio") of the Trust with and into the Government Obligations Fund (the "FAF Fund"), a series of First American Funds, Inc. ("FAF"), pursuant to an Agreement and Plan of Reorganization (the "Plan of Reorganization"). The Board also approved, subject to shareholder approval, a new advisory agreement (the "New Advisory Agreement") to be entered into between the Portfolio and PFM Asset Management LLC ("PFMAM"), the current adviser to the Portfolio, on terms substantially identical to the existing advisory agreement (the "Existing Advisory Agreement") between the Portfolio and PFMAM. Consummation of the Reorganization and reliance on the New Advisory Agreement are both contingent upon the completion of the “Acquisition,” as described below, and receipt of shareholder approval.

The Board approved the Plan of Reorganization and the New Advisory Agreement in connection with the proposed acquisition by U.S. Bancorp Asset Management, Inc. ("USBAM"), the investment adviser to the FAF Fund, of PFMAM, the investment adviser to the Portfolio (such transaction, the "Acquisition"). On July 7, 2021, USBAM, a subsidiary of U.S. Bank National Association, entered into a definitive agreement to purchase PFMAM under its subsidiary. After the purchase, PFMAM will become a subsidiary of USBAM, and will continue to operate as a separate registered investment adviser. The Acquisition is expected to close in the fourth quarter of 2021, subject to certain regulatory approvals and satisfaction of customary closing conditions. If consummated, the Acquisition will result in a change in control of PFMAM and, therefore, would constitute an "assignment" of the Existing Advisory Agreement within the meaning of the Investment Company Act of 1940, as amended, thereby resulting in its automatic termination.

If approved by shareholders, under the Plan of Reorganization, the assets of the Portfolio will be acquired by, and in exchange for, Class Z shares of the FAF Fund and the liabilities of the Portfolio will be assumed by the FAF Fund. The Portfolio will then be terminated by the Trust, and the Class Z shares of the FAF Fund will be distributed to the Institutional Class shareholders of the Portfolio in exchange for their respective Institutional Class shares. No other share classes of the Portfolio have any shares outstanding.

The Board has called a shareholder meeting where shareholders will consider and vote on the Plan of Reorganization and the New Advisory Agreement (the "Special Meeting"). The Special Meeting is expected to be held in November 2021. If approved by shareholders, the New Advisory Agreement will become effective, and/or the Reorganization will be consummated, as appropriate, as of the close of business on the same date as the closing of the Acquisition, which is anticipated to occur on December 6, subject to the satisfaction of all conditions precedent to the consummation of the Acquisition, or on such later date as may be deemed necessary in the judgment of the Board and in accordance with the Plan of Reorganization, subject to the satisfaction of all conditions precedent to the closing of the Plan of Reorganization, including the consummation of the Acquisition.

A notice of the Special Meeting and the combined proxy statement and prospectus for the FAF Fund will be mailed to each of the Portfolio's shareholders in advance of the Special Meeting and will specify the record date and meeting date for the Special Meeting. The Portfolio's shareholders may purchase and redeem shares of the Portfolio in the ordinary course any time prior to the consummation of the Reorganization, as described in the Portfolio's prospectus.

NOTICE REGARDING THE AVAILABILITY OF CB INVESTORS CLASS SHARES

Effective as of the date of this Supplement, the Portfolio will no longer offer CB Investors Class shares for new or additional investments. CB Investors Class shares are no longer available for purchase by new or existing investors.

The date of this Supplement is September 8, 2021.

Please retain this Supplement for future reference.